FEBRUARY 13, 2025
SUPPLEMENT TO
HARTFORD AAA CLO ETF SUMMARY PROSPECTUS
DATED NOVEMBER 27, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective as of April 15, 2025, the ticker for Hartford AAA CLO ETF will change from HSRT to TRPA.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7704ETF
February 2025